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EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT
                          -----------------------------

         SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of March 26, 2003, between P-Com, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and each of the purchasers (individually, a "Purchaser" and collectively the "Purchasers") set forth on the execution pages hereof (the "Execution Pages," and each an "Execution Page").

         WHEREAS:

         A. The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

         B. The Company desires to issue and sell, and each Purchaser desires to purchase, upon the terms and conditions stated in this Agreement, (i) a convertible promissory note, in the form attached hereto as Exhibit A (collectively, the "Notes"), in the principal face amount set forth on such Purchaser's Execution Page, which Notes shall be convertible into shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"), or, under certain circumstances, certain other securities of the Corporation, on the terms set forth therein, (ii) a warrant, in the form attached hereto as Exhibit B (collectively, the "Series A Warrants"), to acquire the number of shares of Common Stock identified as the "Series A Warrant Shares" on such Purchaser's Execution Page, (iii) a warrant, in the form attached hereto as Exhibit C (collectively, the "Series A-1 Warrants"), to acquire the number of shares of Common Stock identified as the "Series A Warrant Shares" on such Purchaser's Execution Page, (iv) a warrant, in the form attached hereto as Exhibit D (collectively, the "Series B Warrants"), to acquire the number of shares of Common Stock identified as the "Series B Warrant Shares" on such Purchaser's Execution Page, and (v) a warrant, in the form attached hereto as Exhibit E (collectively, the "Series B-1 Warrants," and, together with the Series A Warrants, the Series A-1 Warrants and the Series B Warrants, the "Warrants"), to acquire the number of shares of Common Stock identified as the "Series B Warrant Shares" on such Purchaser's Execution Page. The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Notes are referred to herein as the "Conversion Shares" and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "Warrant Shares." The Notes, the Warrants, the Conversion Shares and the Warrant Shares are collectively referred to herein as the "Securities" and each of them are individually referred to herein as a "Security."

         C. In connection with the Closing pursuant to this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit F (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

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         D. In connection with the Closing (as defined herein)  pursuant to this
Agreement, the Company is executing and delivering a Security Agreement, in the form attached hereto as Exhibit G (together with any other document securing the Notes and the subordination agreement relating to the Notes in favor of Silicon Valley Bank, the "Security Documents"), in favor of the Collateral Agent (as defined herein) for the benefit of all of the Purchasers, pursuant to which the Company has agreed to grant a security interest in all of its properties and assets in order to secure its obligations under the Notes. This Agreement, the Notes, the Warrants, the Registration Rights Agreement and the Security Documents are collectively referred to herein as the "Transaction Documents."

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

1.       PURCHASE AND SALE OF SECURITIES.

         (a) Purchase and Sale of Securities. Subject to the terms and conditions hereof, at the Closing (as defined in Section 1(b) below), the Company shall issue and sell to each Purchaser, and each Purchaser, severally and not jointly, shall purchase from the Company, (i) a Note in the principal face amount set forth on such Purchaser's Execution Page, (ii) a Series A Warrant to acquire the number of shares of Common Stock identified as the "Series A Warrant Shares" on such Purchaser's Execution Page, (iii) a Series A-1 Warrant to acquire the number of shares of Common Stock identified as the "Series A Warrant Shares" on such Purchaser's Execution Page, (iv) a Series B Warrant to acquire the number of shares of Common Stock identified as the "Series B Warrant Shares" on such Purchaser's Execution Page, and (v) a Series B-1 Warrant to acquire the number of shares of Common Stock identified as the "Series B Warrant Shares" on such Purchaser's Execution Page, in consideration for the payment by such Purchaser of a purchase price equal to the principal face amount of such Purchaser's Note (as to each Purchaser, the "Purchase Price").

         (b) The Closing. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Drinker Biddle & Reath LLP at One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103, on the date hereof, or at such other time or place as the Company and the Purchasers may mutually agree (such date is hereinafter referred to as the "Closing Date").

2. PURCHASER'S REPRESENTATIONS AND WARRANTIES. Each Purchaser severally, but not jointly, represents and warrants to the Company as follows:

         (a) Purchase for Own Account, Etc.. Such Purchaser is acquiring the Notes and the Warrants for such Purchaser's own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Such Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering the resale of any such Securities other than as contemplated in the Registration Rights Agreement. Notwithstanding anything in this Section 2(a) to the contrary,
                                      -2-
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by making the  representations  herein, the Purchaser does not agree to hold the
Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements under the Securities Act.

         (b) Accredited Investor Status. Such Purchaser is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act.

         (c) Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to such Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

         (d) Information. Such Purchaser or its counsel, if any, have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been specifically requested by such Purchaser or its counsel. Neither such inquiries nor any other investigation conducted by such Purchaser or its counsel or any of its representatives shall modify, amend or affect such Purchaser's right to rely on the Company's representations and warranties contained in
Section 3 below. Such Purchaser understands that such Purchaser's investment in the Securities involves a high degree of risk.

         (e) Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

         (f) Transfer or Resale. Such Purchaser understands that (i) except as provided in the Registration Rights Agreement, the sale or resale of the Securities have not been and are not being registered under the Securities Act or any state securities laws, and the Securities may not be transferred unless
(A) the transfer is made pursuant to and as set forth in an effective registration statement under the Securities Act covering the Securities; or (B) such Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (C) sold under and in compliance with Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144"); or (D) sold or transferred in accordance with applicable securities laws to an affiliate of such Purchaser who agrees to sell or otherwise transfer the Securities only in accordance with the provisions of this Section 2(f) and who is an Accredited Investor; and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws (other than pursuant to the Registration Rights Agreement).
                                      -3-
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Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement, provided such pledge is consistent with applicable laws, rules and regulations.

         (g) Legends. Such Purchaser understands that the certificates for the Warrants and, until such time as the Conversion Shares and Warrant Shares have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) or otherwise may be sold by such Purchaser under Rule 144(k), the certificates for the Conversion Shares and Warrant Shares shall bear a restrictive legend in substantially the following form:

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States or in any other jurisdiction. The securities represented hereby may not be offered, sold or transferred in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred pursuant to an available exemption from the registration requirements of those laws.

         The Company agrees that it shall, immediately prior to a registration statement covering the Securities being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time such registration statement is effective, the transfer agent shall issue, in connection with the issuance of the Conversion Shares and Warrant Shares, certificates representing such Conversion Shares and Warrant Shares without the restrictive legend above, provided such Conversion Shares and Warrant Shares are to be sold pursuant to the prospectus contained in such registration statement. Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the holders, that no further opinion of counsel is required at the time of transfer in order to issue such shares without such restrictive legend.

         The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if (unless otherwise required by state securities laws) (i) the sale of such Security is registered under the Securities Act (including registration pursuant to Rule 416 thereunder); (ii) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act; or
(iii) such holder provides the Company with reasonable assurances that such Security can be sold under Rule 144. In the event the above legend is removed from any Security and thereafter the effectiveness of a registration statement covering such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance written notice to such Purchaser the Company may require that the above legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or under Rule 144 and such Purchaser shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when such Security may again be sold pursuant to an effective registration statement or under Rule 144.

         (h) Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Purchaser and is a valid and binding agreement of such Purchaser enforceable against such Purchaser in accordance with its terms.
                                      -4-
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         (i)  Residency.  Such Purchaser is a resident of the  jurisdiction  set forth under such Purchaser's name on the Execution Page hereto executed by such Purchaser.

         The Purchasers' representations and warranties made in this Article 2 are made solely for the purpose of permitting the Company to make a determination that the transactions contemplated hereby comply with applicable U.S. federal and state securities laws and not for any other purpose. The Company may not rely on such representations and warranties for any other purpose.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth in the Company's Select SEC Documents (as defined in Section 3(f) below) or on a Disclosure Schedule executed and delivered by the Company to the Purchasers at the Closing (the "Disclosure Schedule"), the Company represents and warrants to each Purchaser as follows:

         (a) Organization and Qualification. The Company and each of its direct or indirect subsidiaries (collectively, the "Subsidiaries") is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify has had or could reasonably be expected to have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on
(i) the Securities, (ii) the ability of the Company to perform its obligations hereunder or under the other Transaction Documents or (iii) the business, operations, properties, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

         (b) Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents, to issue and sell the Notes and Warrants in accordance with the terms hereof, to issue the Conversion Shares upon conversion of the Notes in accordance with the terms of such Notes (subject to obtaining the Authorized Stock Approval contemplated by Section 4(p) below) and to issue the Warrant Shares upon exercise of the Warrants in accordance with the terms of such Warrants; (ii) the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and Warrants and the issuance and reservation for issuance of the Conversion Shares (subject to obtaining the Authorized Stock Approval contemplated by Section 4(p) below) and Warrant Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or any committee of the Board of Directors is required, and (iii) this Agreement constitutes, and, upon execution and delivery by the Company of the other Transaction Documents, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms. Neither the execution, delivery or performance by the Company of this Agreement or the other Transaction Documents nor the consummation by it of

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the transactions contemplated hereby or thereby (including,  without limitation, the issuance of the Notes or Warrants or the issuance or reservation for issuance of the Conversion Shares or Warrant Shares) requires any consent or authorization of the Company's stockholders, except for the Authorized Stock Approval contemplated by Section 4(p) below.

         (c) Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Notes and Warrants) exercisable or exchangeable for, or convertible into, any shares of capital stock and the number of shares to be reserved for issuance upon conversion of the Notes and exercise of the Warrants is set forth in Section 3(c) of the Disclosure Schedule. All of such outstanding shares of capital stock have been, or upon issuance in accordance with the terms of any such warrants, options or preferred stock, will be, validly issued, fully paid and non-assessable. No shares of capital stock of the Company (including the Conversion Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except for the Securities and as set forth in Section 3(c) of the Disclosure Schedule, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, nor are any such issuances or arrangements contemplated, and (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (other than the Registration Rights Agreement). Section 3(c) of the Disclosure Schedule sets forth all of the Company issued securities or instruments containing antidilution or similar provisions that will be triggered by, and all of the resulting adjustments that will be made to such securities and instruments as a result of, the issuance of the Securities in accordance with the terms of this Agreement, the Notes or the Warrants. The Company has furnished to the Purchasers true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), the Company's Bylaws as in effect on the date hereof (the "Bylaws"), and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company.

         (d) Issuance of Shares. The Notes and Warrants are duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued and free from all taxes, liens, claims and encumbrances (other than restrictions on transfer contained in this Agreement or the Notes or Warrants) and will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company and will not impose personal liability on the holders thereof. Upon obtaining the Authorized Stock Approval contemplated by Section 4(p) below, the Conversion Shares shall be duly authorized and reserved for issuance, and, upon conversion of the Notes in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances (other than restrictions on transfer contained in this Agreement) and will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof. The Warrant Shares are duly authorized and reserved for issuance, and, upon exercise of the Warrants in accordance with the terms

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thereof,  will be validly issued,  fully paid and non-assessable,  and free from all taxes, liens, claims and encumbrances (other than restrictions on transfer contained in this Agreement) and will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

         (e) No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Notes, Warrants, Conversion Shares and Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation or Bylaws or
(ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment (including, without limitation, the triggering of any anti-dilution provisions), acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and rules or regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations that have not had and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, Bylaws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its Subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party. The businesses of the Company and its Subsidiaries are not being conducted, and shall not be conducted so long as a Purchaser owns any of the Notes, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either singly or in the aggregate have not had and could not reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities which are material to conduct its business, and neither the Company nor any of its Subsidiaries has received any written notice of any proceeding relating to the revocation or modification of any such certificate, authorization or permit. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under its Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Purchasers as a result of the transactions contemplated by this Agreement, including without limitation, the Company's issuance of the Securities and any and all Purchaser's ownership of the Securities or the Purchaser's ownership of the Common Stock. Except as specifically contemplated by this Agreement, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the other Transaction Documents, in each case in accordance with the terms hereof or thereof.

         (f) SEC Documents, Financial Statements. Since December 31, 1997, the Company has timely filed (within applicable extension periods) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to each Purchaser true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings made prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), consistently applied during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the Select SEC Documents (as defined below), the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, which liabilities and obligations referred to in clauses
(i) and (ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company. As used in this Agreement, the term "Select SEC Documents" shall mean the Company's (A) Proxy Statement for its 2002 Annual Meeting, (B) Annual Report on Form 10-K for the fiscal year ending December 31, 2001, (C) Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2002, and (D) Current Reports on Form 8-K filed since December 31, 2001.

         (g) Absence of Certain Changes. Since December 31, 2001, there has been no material adverse change and no material adverse development in the business, properties, operations, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy or receivership law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings with respect to the Company or any of its Subsidiaries.

         (h) Transactions With Affiliates. None of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services solely in their capacity as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or any corporation, partnership, trust or other entity in which any such officer, director, or employee has an ownership interest of five percent or more or is an officer, director, trustee or partner.

         (i) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body (including, without limitation, the SEC) pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, any of its Subsidiaries, or any of their respective directors or officers in their capacities as such. There are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect.

         (j) Intellectual Property. Each of the Company and its Subsidiaries owns or is duly licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, inventions, discoveries, processes, scientific, technical, engineering and marketing data, object and source codes, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted. To the best knowledge of the Company, neither the Company nor any Subsidiary of the Company infringes or is in conflict with any right of any other person with respect to any Intangibles. Neither the Company nor any of its Subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intangibles. The termination of the Company's ownership of, or right to use, any single Intangible could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has entered into any consent agreement, indemnification agreement, forbearance to sue or settlement agreement with respect to the validity of the Company's or its Subsidiaries' ownership or right to use its Intangibles and there is no reasonable basis for any such claim to be successful. The Intangibles are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company and its Subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. No person is infringing on or violating the Intangibles owned or used by the Company or its Subsidiaries.

         (k) Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and merchantable title to all personal property owned by them that is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects, except for (i) a first priority security interest granted in favor of Silicon Valley Bank to secure the Company's obligations thereto pursuant to that certain Loan and Security Agreement dated as of September 20, 2002 among the Company, P-Com Network Services, Inc. and Silicon Valley Bank and that certain Loan and Security Agreement (EXIM Program) dated as of September 20, 2002 among the Company, P-Com Network Services, Inc. and Silicon Valley Bank, and (ii) such other liens, encumbrances and defects as do not, individually or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

         (l) Environmental Matters. There is no environmental litigation or other environmental proceeding pending or threatened by any governmental regulatory authority or others with respect to the current or any former business of the Company or its Subsidiaries or any partnership or joint venture currently or at any time affiliated with the Company or its subsidiaries. No state of facts exists as to environmental matters or Hazardous Substances (as defined below) that involves the reasonable likelihood of a material capital expenditure by the Company or its Subsidiaries or that may otherwise have a Material Adverse Effect. No Hazardous Substances have been treated, stored or disposed of, or otherwise deposited, in or on the properties owned or leased by the Company or its Subsidiaries or by any partnership or joint venture currently or at any time affiliated with the Company or its Subsidiaries in violation of any applicable environmental laws. The environmental compliance programs of the Company and its Subsidiaries comply in all respects with all environmental laws, whether federal, state or local, currently in effect. As used herein, "Hazardous Substances" means any substance, waste, contaminant, pollutant or material that has been determined by any governmental authority to be capable of posing a risk of injury to health, safety, property or the environment.

         (m) Disclosure. All information relating to or concerning the Company and/or any Subsidiary or Subsidiaries set forth in this Agreement or provided to any Purchaser pursuant to Section 2(d) hereof or otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the
circumstances  under  which  they  were  made,  not  misleading.   No  event  or
circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company's securities.

         (n) Acknowledgment Regarding Purchasers' Purchase of the Securities. The Company acknowledges and agrees that none of the Purchasers is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, the relationship between the Company and the Purchasers is "arms-length" and any statement made by any Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Purchaser's purchase of Securities and has not been relied upon by the Company, its officers or directors in any way. The Company further acknowledges that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

         (o) Form SB-2 Eligibility. The Company is currently eligible to register the resale of its Common Stock on a registration statement filed on Form SB-2 under the Securities Act.

         (p) No General Solicitation. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

         (q) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act.

         (r) No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions or finder's fees or for similar payments by any Purchaser relating to this Agreement or the transactions contemplated hereby.

         (s) Acknowledgment Regarding Securities. The number of Conversion Shares issuable upon conversion of the Notes and the number of Warrant Shares issuable upon exercise of the Warrants may increase in certain circumstances. The Company's executive officers have studied and fully understand the nature of the Securities being sold hereunder. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes in accordance with the terms of such Notes and to issue Warrant Shares upon exercise of the Warrants in accordance with the terms of such Warrants is, other than as set forth in the Notes or the Warrants, respectively, absolute and unconditional, regardless of the dilution that such issuance may have on the ownership interests of other stockholders and the availability of remedies provided for in the Transaction Documents relating to a failure or refusal to issue Conversion Shares or Warrant Shares. Taking the foregoing into account, the Company's Board of Directors has determined in its good faith business judgment that the issuance of the Notes and Warrants hereunder and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders. The Company's Board of Directors and executive officers fully intend to honor their obligations hereunder to issue Conversion Shares upon conversion of the Notes and Warrant Shares upon exercise of the Warrants regardless of the dilution that such issuance may have on the ownership interests of other stockholders and the availability of remedies provided for in the Transaction Documents relating to their failure or refusal to issue Conversion Shares or Warrant Shares.

4.       COVENANTS.

         (a) Best Efforts. The parties shall use their best efforts timely to satisfy each of the conditions described in Sections 6 and 7 of this Agreement.

         (b) Form D: Blue Sky Laws. The Company shall file with the SEC a Form D with respect to the Securities as required under Regulation D and provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to each Purchaser pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to each Purchaser on or prior to the Closing Date. Within two (2) trading days after the Closing Date, the Company shall file a Form 8-K concerning this Agreement and the transactions contemplated hereby, which Form 8-K shall attach this Agreement and its Exhibits as exhibits to such Form 8-K (the "8-K Filing"). From and after the 8-K Filing, the Company hereby acknowledges that no Purchaser shall be in possession of any material nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the 8-K Filing without the express written consent of such Purchaser; provided, however, that a Purchaser which exercises its rights under Section 4(m) shall be deemed to have given such express written consent. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the other Transaction Documents, a Purchaser shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Purchaser shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

         (c) Reporting Status. So long as any Purchaser beneficially owns any of the Securities, the Company shall timely file (within applicable extension periods) all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

         (d) Use of Proceeds. The Company shall use the proceeds from the issuance and sale of the Securities (x) to make loans in an aggregate amount not exceeding $400,000 to one or more third parties acceptable to the Purchasers in their sole and absolute discretion (provided, however, that in the event that the aggregate Purchase Price of all Purchasers is less than $1,500,000, such $400,000 loan amount shall be reduced to equal that amount determined by multiplying $400,000 by a fraction, the numerator of which is the aggregate Purchase Price of all Purchasers and the denominator of which is $1,500,000), and (y) for general corporate purposes and working capital. Such proceeds shall not be used to (i) pay dividends; (ii) pay for any increase in executive compensation or make any loan or other advance to any officer, employee, shareholder, director or other affiliate of the Company, without the express approval of the Board of Directors acting in accordance with past practice;
(iii) purchase debt or equity securities of any entity (including redeeming the Company's own securities), except for (A) the loans contemplated by clause (x) of this Section 4(d), (B) evidences of indebtedness issued or fully guaranteed by the United States of America and having a maturity of not more than one year from the date of acquisition, (C) certificates of deposit, notes, acceptances and repurchase agreements having a maturity of not more than one year from the date of acquisition issued by a bank organized in the United States having capital, surplus and undivided profits of at least $500,000,000, (D) the highest-rated commercial paper having a maturity of not more than one year from the date of acquisition, and (E) "Money Market" fund shares, or money market accounts fully insured by the Federal Deposit Insurance Corporation and sponsored by banks and other financial institutions, provided that the investments consist principally of the types of investments described in clauses
(B), (C), or (D) above; or (iv) make any investment not directly related to the current business of the Company.

         (e) Financial Information. The Company shall send (via electronic transmission or otherwise) the following reports to the Purchasers until the Purchasers transfer, assign or sell all of their Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its proxy statements and any Current Reports on Form 8-K; and (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its Subsidiaries.

         (f) Reservation of Shares. The Company shall at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Notes and issuance of the Conversion Shares in connection therewith (subject to obtaining the Authorized Stock Approval contemplated by Section 4(p) below) and the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith, in each case to the extent required by the Notes and the Warrants.

         (g) Listing. The Company shall promptly secure the listing of the Conversion Shares and the Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock become listed or quoted (subject to official notice of issuance upon conversion of the Notes or exercise of the Warrants) and shall maintain, so long as any other shares of Common Stock shall be so listed or quoted, such listing of all Conversion Shares and Warrant Shares from time to time issuable upon the conversion of the Notes or the exercise of the Warrants. The Company shall comply in all material respects with the reporting, filing and other obligations under the bylaws or rules of any such national securities exchange or automated quotation system on which its shares of Common Stock are listed or quoted. The

Company shall promptly provide to each holder of Notes and/or Warrants copies of any notices it receives regarding the continued eligibility of the Common Stock for trading on any national securities exchange or automated quotation system on which securities of the same class or series issued by the Company are then listed or quoted, if any.

         (h) Corporate Existence. So long as a Purchaser beneficially owns any Securities, the Company shall maintain its corporate existence, and in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, the Company shall ensure that the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the other Transaction Documents and (ii) is a publicly traded corporation.

         (i) No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of the Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

         (j) Legal Compliance. The Company shall conduct its business and the business of its subsidiaries in compliance with all laws, ordinances or regulations of governmental entities applicable to such businesses, except where the failure to do so would not have a Material Adverse Effect.

         (k) Redemptions and Dividends. So long as any Purchaser holds any Notes, the Company shall not, without first obtaining the written approval of the holders of a majority of the aggregate principal amount of the Notes then outstanding, repurchase, redeem or declare or pay any cash dividend or distribution on any shares of capital stock of the Company.

         (l) Information. So long as any Purchaser holds any Notes, the Company shall furnish to such Purchaser:

                  (i) concurrently with the filing with the SEC of its annual reports on Form 10-K, a certificate of the President, a Vice President or a senior financial officer of the Company stating that, based upon such examination or investigation and review of this Agreement as in the opinion of the signer is necessary to enable the signer to express an informed opinion with respect thereto, neither the Company nor any of its Subsidiaries is or has during such period been in default in the performance or observance of any of the terms, covenants or conditions hereof, or, if the Company or any of its Subsidiaries shall be or shall have been in default, specifying all such defaults, and the nature and period of existence thereof, and what action the Company or such Subsidiary has taken, is taking or proposes to take with respect thereto; and

                  (ii) the information the Company must deliver to any holder or to any prospective transferee of Securities in order to permit the sale or other transfer of such Securities pursuant to Rule 144A of the SEC or any similar rule then in effect.

The Company shall keep at its principal executive office a true copy of this Agreement (as at the time in effect), and cause the same to be available for inspection at such office during normal business hours by any holder of Securities or any prospective transferee of Securities designated by a holder thereof.

         (m) Inspection of Properties and Books. So long as any Purchaser shall beneficially own any Securities, such Purchaser and its representatives and agents (collectively, the "Inspectors") shall have the right, at such Purchaser's expense, to visit and inspect any of the properties of the Company and of its Subsidiaries, to examine the books of account and records of the Company and of its Subsidiaries, to make or be provided with copies and extracts therefrom, to discuss the affairs, finances and accounts of the Company and of its Subsidiaries with, and to be advised as to the same by, its and their officers, employees and independent public accountants (and by this provision the Company authorizes such accountants to discuss such affairs, finances and accounts, whether or not a representative of the Company is present) all at such reasonable times and intervals and to such reasonable extent as such Purchaser may desire; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to such Purchaser) of any such information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any registration statement covering the Securities, (ii) the release of such information is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (iii) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. Each Purchaser agrees that it shall, upon learning that disclosure of such information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the information deemed confidential.

         (n) Confidential Agreement. Except for any disclosure required by applicable law or rules of the SEC, the Company and each Purchaser shall, and shall direct its respective representatives to, hold in confidence all information concerning this Agreement and the transactions contemplated hereby until the earlier of such time as (i) the Company has made a public announcement concerning the Agreement and the transactions contemplated hereby or (ii) this Agreement is terminated.

         (o) Expenses. The Company shall pay to SDS Capital Partners ("SDS Capital") at Closing reimbursement for the out-of-pocket expenses reasonably incurred by SDS Capital, its affiliates, and its or their advisors in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Transaction Documents, including, without limitation, such advisors' reasonable due diligence and attorneys' fees and expenses (the "Expenses"), up to an aggregate amount not to exceed $27,500. At the Closing, any Expenses to be reimbursed pursuant to this Section 4(o) shall be paid by delivery by the Company of a Company check of immediately available funds or wire transfer to SDS Capital. In addition, from time to time thereafter, upon SDS Capital's written request and to the extent that the Company has not already reimbursed SDS Capital for Expenses aggregating $27,500 pursuant to this Section 4(o), the Company shall pay to SDS Capital such additional Expenses, if any, not covered by such payment, in each case to the extent reasonably incurred by SDS Capital's agents in connection with the transactions contemplated by this Agreement and the other Transaction Documents.

         (p) Stockholder Approval. The Company shall call a meeting of its stockholders to be held as promptly as practicable (but in any event no later than 120 days after the Closing Date) for the purpose of voting upon and approving (i) the increase in the number of authorized shares of the Company's Common Stock to a number sufficient to provide for the conversion of all of the

Notes issued by the Company to the Purchasers pursuant hereto (the "Authorized Stock Approval"), and (ii) the anti-dilution and other conversion/exercise price adjustments contained in the Notes and the Warrants, the approval for which is required by Article VII, Section 8 of the Company's Bylaws (the "Price Adjustment Approval" and, together with the Authorized Stock Approval, the "Stockholder Approval"). The Company shall recommend to its stockholders approval of such matters. The Company shall use its best efforts to solicit from its stockholders proxies in favor of such matters sufficient to obtain the Stockholder Approval, and shall vote such proxies, and shall use its best efforts to cause all "affiliates" (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) of the Company to vote any shares of Common Stock beneficially owned by such persons or entities, in favor of such matters. In the event and upon obtaining the Authorized Stock Approval, the Company shall take all such corporate action as shall be necessary to reserve the Conversion Shares for issuance upon conversion of the Notes in accordance with the terms thereof. Unless and until such time as the Company obtains the Price Adjustment Approval, the Company shall not sell or issue any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock for consideration per share (which shall include the total amount of consideration, if any, received by the Company for such sale or issuance plus, in the case of securities that are convertible into or exercisable or exchangeable for shares of Common Stock, the minimum amount of consideration, if any, payable to the Company upon conversion into or exercise or exchange for each share of Common Stock) that is less than the Exercise Price of the Series B Warrants then in effect.

5.       TRANSFER AGENT INSTRUCTIONS.

         (a) The Company shall instruct its transfer agent to issue certificates (subject to the legend and other provisions hereof and in the Notes and the Warrants), registered in the name of each Purchaser or its nominee, for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by such Purchaser to the Company upon conversion of the Notes or exercise of the Warrants, as applicable. To the extent and during the periods provided in Sections 2(f) and 2(g) of this Agreement, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement.

         (b) The Company warrants that no instruction other than such instructions referred to in this Section 5 and stop transfer instructions to give effect to Section 2(f) hereof in the case of the transfer of the Conversion Shares or Warrant Shares prior to registration of the Conversion Shares and Warrant Shares under the Securities Act or without an exemption therefrom, shall be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section shall affect in any way each Purchaser's obligations and agreement set forth in Section 2(g) hereof to resell the Securities pursuant to an effective registration statement or under an exemption from the registration requirements of applicable securities law.

         (c) If any Purchaser provides the Company and the transfer agent with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities have been sold or transferred pursuant to an exemption from registration, or any Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that such Securities may be sold under Rule 144(k), the Company shall permit the transfer and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser.

6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company hereunder to issue and sell the Notes and the Warrants to the Purchasers and to otherwise consummate the transactions contemplated hereby is subject to the satisfaction, at or before the Closing, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

         (a) Each Purchaser shall have executed such Purchaser's Execution Page to this Agreement and the Registration Rights Agreement and delivered the same to the Company.

         (b) Each Purchaser shall have delivered the amount of such Purchaser's Purchase Price to the Company by wire transfer in accordance with the Company's written wiring instructions. (c) The representations and warranties of each Purchaser shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

         (d) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.       CONDITIONS TO EACH PURCHASER'S  OBLIGATION TO PURCHASE.
The obligation of each Purchaser hereunder to purchase the Notes and the Warrants from the Company and to otherwise consummate the transactions contemplated hereby is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that such conditions are for such Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

         (a) The Company shall have executed this Agreement, the Registration Rights Agreement and the Security Documents, and delivered executed original copies of the same to such Purchaser.

         (b) The Company shall have delivered to such Purchaser duly executed Notes and Warrants (each in such denominations as such Purchaser shall request), registered in such Purchaser's name.

         (c) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

         (d) No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

         (e) Each Purchaser shall have received an opinion of the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Purchaser and in substantially the form of Exhibit H attached hereto.

         (f) There shall have been no material adverse changes and no material adverse developments in the business, properties, operations, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, since the date hereof, and no information, of which the Purchasers are not currently aware, shall come to the attention of the Purchasers that is materially adverse to the Company.

         (g) Each Purchaser shall have received a copy of resolutions, duly adopted by the Board of Directors of the Company, which shall be in full force and effect at the time of the applicable Closing, authorizing the consummation by the Company of the transactions contemplated hereby and by the other Transaction Documents, certified as such by the Secretary or Assistant Secretary of the Company.

8.       COLLATERAL AGENCY PROVISIONS.

         (a) Appointment of Collateral Agent. The Purchasers hereby appoint DMG Legacy Institutional Fund LLC, to act as collateral agent (the "Collateral Agent") and DMG Legacy Institutional Fund LLC, agrees to act as Collateral Agent for the Purchasers, as contemplated herein and in the Security Documents.

         (b) Collateral Agent Authorized to Enter into Collateral Documents. Each of the Purchasers authorizes the Collateral Agent to enter into the Security Documents on its behalf.

         (c) Amendment to Security Documents. The Purchasers holding a majority of the total outstanding principal balance of the Notes (the "Required Holders") shall have the right to direct the Collateral Agent, from time to time, to consent to any amendment, modification or supplement to or waiver of any provision of any Security Document and to release any Collateral (as defined in the Security Documents) from any lien or security interest held by the Collateral Agent; provided, however, that (i) no such direction shall require the Collateral Agent to consent to the modification of any provision or portion thereof which (in the sole judgment of the Collateral Agent) is intended to benefit the Collateral Agent, (ii) the Collateral Agent shall have the right to decline to follow any such direction if the Collateral Agent shall determine in good faith that the directed action is not permitted by the terms of any Security Document or may not lawfully be taken and (iii) no such direction shall waive or modify any provision of any Security Document the waiver or modification of which requires the consent of all Purchasers unless all Purchasers consent thereto. The Collateral Agent may rely on any such direction given to it by the Required Holders and shall be fully protected in relying thereon, and shall under no circumstances be liable, except in circumstances involving the Collateral Agent's gross negligence or willful misconduct as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction, to any holder of the Notes or any other person or entity for taking or refraining from taking action in accordance with any direction or otherwise in accordance with any of the Security Documents.

         (d) Duties of Collateral Agent.

                  (i) Powers. The Collateral Agent shall have and may exercise such powers under the Security Documents as are specifically delegated to the Collateral Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. The Collateral Agent shall not have any implied duties or any obligations to take any action under the Security Documents except any action specifically provided by the Security Documents to be taken by the Collateral Agent.

                  (ii) Reliance on Instructions of Required Holders. The Collateral Agent shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Holders and such instructions shall be binding upon all the Purchasers; provided, however, that the Collateral Agent shall not be required to take any action which the Collateral Agent in good faith believes (A) could reasonably be expected to expose it to personal liability or (B) is contrary to this Agreement, the Security Documents and applicable law.

                  (iii) Action Without Instructions After Event of Default. Absent written instructions from the Required Holders at a time when an Event of Default shall have occurred and be continuing, the Collateral Agent may take, but shall have no obligation to take, any and all actions under the Security Documents or any of them or otherwise as it shall deem to be in the best interests of the Purchasers; provided, however, that in the absence of written instructions from the Required Holders, the Collateral Agent shall not exercise remedies available to it under any Security Document with respect to the Collateral or any part thereof (other than preserving, collecting and protecting the Collateral and the proceeds thereof).

                  (iv) Independent Right of Each Purchaser to Instruct Collateral Agent. The right of each Purchaser to instruct the
         Collateral Agent is the separate and individual property of such Purchaser and may be exercised as such Purchaser sees fit in its sole discretion and with no liability to any other such Purchaser for the exercise or non-exercise thereof. Without limiting the foregoing, the Required Holders shall not be liable under any circumstances to any other Purchaser for any action taken or omitted to be taken hereunder by the Collateral Agent upon written instructions from the Required Holders.

                  (v) Relationship Between Collateral Agent and Purchasers. The relationship between the Collateral Agent and the Purchasers is and shall be only to the extent explicitly provided for herein that of agent and principal and nothing herein contained shall be construed to constitute the Collateral Agent a trustee for any Purchaser or to impose on the Collateral Agent duties and obligations other than those expressly provided for herein. Without limiting the generality of the foregoing, neither the Collateral Agent nor any of its directors, officers, employees, partners or agents shall:

                           (A) be  responsible  to the other  Purchasers for any
                  recitals, representations or warranties contained in, or for the execution, validity, genuineness, perfection, effectiveness or enforceability of, the Security Documents (it being expressly understood that any determination of the foregoing is the responsibility of each Purchaser),

                           (B) be  responsible  to the other  Purchasers for the
                  validity, genuineness, perfection, effectiveness, enforceability, existence, value or enforcement of any security interest in the Collateral (it being expressly understood that any determination of the foregoing is the responsibility of each Purchaser),

                           (C) be under  any duty to  inquire  into or pass upon
                  any of the foregoing matters, or to make any inquiry concerning the performance by any person or entity of its or their obligations under any Security Document (it being expressly understood that any determination of the foregoing is the responsibility of each Purchaser),

                           (D) be deemed to have  knowledge of the occurrence of
                  an Event of Default (as defined in the Notes), or any event, condition or circumstance the occurrence of which would, with the giving of notice or the passage of time or both, constitute an Event of Default,

                           (E) be  responsible  or liable to the  Purchasers for
                  any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located regardless of the cause thereof unless the same shall happen solely through the gross negligence or willful misconduct of the Collateral Agent as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction,

                           (F) have any liability to the Purchasers for any error or omission or action or failure to act of any kind made in the settlement, collection or payment in connection with any of the Security Documents or any of the Collateral or any instrument received in payment therefor or for any damage resulting therefrom other than as a sole result of its own gross negligence or willful misconduct as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction, or

                           (G) in any event, be liable to the Purchasers as such
                  for any action taken or omitted by it, absent, in each case described in this subsection, its gross negligence or willful misconduct as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction.

                  (e) Standard of Care. Each Purchaser agrees with all other Purchasers and the Collateral Agent that nothing contained in this Agreement shall be construed to give rise to, nor shall such Purchaser have, any claims whatsoever against the Collateral Agent on account of any act or omission to act in connection with the exercise of any right or remedy of the Collateral Agent with respect to the Security Documents or the Collateral in the absence of gross negligence or willful misconduct of the Collateral Agent as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction.

                  (f) Collateral In Possession of Collateral Agent. The Collateral Agent shall be at liberty to place any of the Collateral, this Agreement, the Security Documents and any other instruments, documents or deeds delivered to it pursuant to or in connection with any of such documents in any safe deposit box, safe or receptacle selected by it or with any bank, any company whose business includes undertaking the safe custody of documents or any firm of lawyers of good repute and the Collateral Agent shall not be responsible for any loss thereby incurred unless such loss is solely the result of the Collateral Agent's gross negligence or willful misconduct as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction. The Collateral Agent's books and records shall at all times show that the Collateral is held by the Collateral Agent subject to the pledge and lien of the Security Documents.

                  (g) Agents, Officers and Employees of Collateral Agent. The Collateral Agent may execute any of its duties under the Security Documents by or through its agents, officers or employees. Neither the Collateral Agent nor any of its agents, officers or employees shall be liable for any action taken or omitted to be taken by it or them in good faith, be responsible for the consequence of any oversight or error of judgment or answerable for any loss unless any of the foregoing shall happen through its or their gross negligence or willful misconduct as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction.

                  (h) Appointment of Co-Agent. Whenever the Collateral Agent shall deem it necessary or prudent in order either to conform to any law of any jurisdiction in which all or any part of the Collateral shall be situated or to make any claim or bring any suit with respect to the Collateral or the Security Documents, or in the event that the Collateral Agent shall have been requested to do so by or on behalf of the Required Holders, the Collateral Agent shall execute and deliver a supplemental agreement and all other instruments and agreements necessary or proper to constitute a bank or trust company, or one or more other persons or entities approved by the Collateral Agent, either to act as co-agent or co-agents with respect to all or any part of the Collateral or with respect to the Security Documents, jointly with the Collateral Agent or any successor or successors, or to act as separate agent or agents of any such property, in any such case with such powers as may be provided in such supplemental agreement, and to vest in such bank, trust company or other persons or entities as such co-agent or separate agent, as the case may be, any property, title, right or power of the Collateral Agent deemed necessary or advisable by the Required Holders or the Collateral Agent.

                  (i) Reliance on Certain Documents. The Collateral Agent shall be entitled to rely on any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or entity, and with respect to all legal matters shall be entitled to rely on the advice of legal advisors selected by it concerning all matters relating to the Security Documents and its duties hereunder and thereunder and otherwise shall rely on such experts as it deems necessary or desirable, and shall not be liable to any Purchaser or any other person or entity for the consequences of such reliance in the absence of gross negligence or willful misconduct as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction.

                  (j) Collateral Agent May Have Separate Relationship with Parties. The Collateral Agent (or any affiliate of the Collateral Agent) may, notwithstanding the fact that it is the Collateral Agent, act as a lender to the Company and lend money to, and generally engage in any kind of business with such party in the same manner and to the same effect as though it were not the Collateral Agent; and such business shall not constitute a breach of any obligation of the Collateral Agent to the other Purchasers.

                  (k) Indemnification of Collateral Agent. Each of the Purchasers, ratably on the basis of the respective principal amounts of the Notes outstanding at the time of the occurrence giving rise to the below liabilities, losses, etc., agrees to indemnify the Collateral Agent for any and all liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Collateral Agent in its capacity as the Collateral Agent, in any way relating to or arising out of the Security Documents or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof, provided that neither the Company nor any Purchaser shall be liable for any of the foregoing to the extent they arise from gross negligence or willful misconduct on the part of the Collateral Agent as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction. This
         Section 8(k) shall survive the termination of this Agreement. Prior to taking any action hereunder as Collateral Agent, the Collateral Agent may require each Purchaser to deposit with it sufficient sums as it determines in good faith is necessary to protect the Collateral Agent for costs and expenses associated with taking such action, and the Collateral Agent shall have no liability hereunder for failure to take such action unless the Purchasers promptly deposit such sums.

                  (l) Resignation. The Collateral Agent at any time may resign, upon 30 days' prior written notice, by an instrument addressed and delivered to the Purchasers and the Company and may be removed at any time with or without cause upon 30 days' prior written notice, by an instrument in writing duly executed by duly authorized signatories of the Required Holders. The Required Holders shall also have the right to appoint a successor to the Collateral Agent upon any such resignation or removal, by instrument of substitution complying with the requirements of applicable law, or, in the absence of any such requirement, without any formality other than appointment and designation in writing, a copy of which instrument or writing shall be sent to each Purchaser. Upon the making of such appointment and delivery to such successor Collateral Agent of the Collateral then held by the retiring Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties conferred hereby and by the Security Documents upon the Collateral Agent named herein, and one or more such appointments and designations shall not exhaust the right to appoint and designate further successor Collateral Agents hereunder. The retiring Collateral Agent shall not be discharged from its duties and obligations hereunder until, and the retiring Collateral Agent shall be so discharged when, all the Collateral held by the retiring Collateral Agent has been delivered to the successor Collateral Agent and such successor Collateral Agent shall execute, acknowledge and deliver to each holder of the Notes and to the Company an instrument accepting such appointment. If no successor shall be appointed and approved on or prior to the date of any such resignation, the resigning Collateral Agent may apply to any court of competent jurisdiction to appoint a successor to act until a successor shall have been appointed by the Required Holders as above provided.

         (m) Rights with Respect to Collateral.

                  (i) Each Purchaser agrees with all other Purchasers (A) that it shall not, and shall not attempt to, exercise any rights with respect to its security interest in the Collateral, whether pursuant to any other agreement or otherwise (other than pursuant to this Agreement), or take or institute any action against the Collateral Agent or any of the other Purchasers in respect of the Collateral or its rights hereunder (other than any such action arising from the breach of this Agreement) and (B) that such Purchaser has no other rights with respect to the Collateral other than as set forth in this Agreement and the Security Documents.

                  (ii) Each Purchaser agrees with all other Purchasers and the Collateral Agent that nothing contained in this Section 8 shall be construed to give rise to, nor shall such Purchaser have, any claims whatsoever against any other Purchaser or the Collateral Agent on account of any act or omission to act in connection with the exercise of any right or remedy of the Collateral Agent or any other Purchaser with respect to the Collateral in the absence of gross negligence or willful misconduct of such other Purchaser or Collateral Agent, as applicable, as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction.

9.       GOVERNING LAW; MISCELLANEOUS.

         (a) Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company and the Purchasers irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in the State of Delaware in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any Purchaser to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         (b) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof, provided that the failure to so deliver any manually executed Execution Page shall not affect the validity or enforceability of this Agreement.

         (c) Construction. Whenever the context requires, the gender of any word used in this Warrant includes the masculine, feminine or neuter, and the number of any word includes the singular or plural. Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Agreement, and all references to schedules are to schedules attached hereto, each of which is made a part hereof for all purposes. The descriptive headings of the several articles and sections of this Agreement are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

         (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         (e) Entire Agreement; Amendments. This Agreement and the other Transaction Documents contain the entire understanding of the Purchasers, the Company, their affiliates and persons acting on their behalf with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

         (f) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally, by responsible overnight carrier or by confirmed facsimile, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by responsible overnight carrier or confirmed facsimile, in each case addressed to a party. The initial addresses for such communications shall be as follows, and each party shall provide notice to the other parties of any change in such party's address:

                  (i) If to the Company:

                           P-Com, Inc.
                           3175 South Winchester Blvd.
                           Campbell, CA 95008
                           Telephone: (408) 866-3666
                           Facsimile:  (408) 874-4461
                           Attention:  Chief Executive Officer
                           with a copy simultaneously transmitted by like means to (which transmittal shall not constitute notice hereunder):

                           Sheppard Mullin Richter & Hampton LLP
                           800 Anacapa Street
                           Santa Barbara, CA  93101
                           Telephone: (805) 879-1812
                           Facsimile:  (805) 568-1955
                           Attention:  Theodore R. Maloney, Esq.

                  (ii) If to any Purchaser, to such address set forth under such Purchaser's name on the Execution Page hereto executed by such Purchaser.

         (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein, the Company shall not assign this Agreement or any rights or obligations hereunder. Any Purchaser may assign or transfer the Securities pursuant to the terms of the Notes, the Warrants and this Agreement, as applicable, or assign such Purchaser's rights hereunder or thereunder to any other person or entity, except for direct competitors of the Company or persons or entities that have publicly announced plans to compete directly with the Company. In addition, and notwithstanding anything to the contrary contained in this Agreement or the other Transaction Documents, the Securities may be pledged and all rights of any Purchaser under this Agreement or any other Transaction Document may be assigned, without further consent of the Company, to a bona fide pledgee in connection with such Purchaser's margin or brokerage account.

         (h) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person; provided that Section 4(o) may be enforced by SDS Capital.

         (i) Survival. The representations and warranties of the Company and the agreements and covenants set forth in Sections 3, 4, 5, 8 and 9 hereof shall survive the Closing notwithstanding any due diligence investigation conducted by or on behalf of any Purchaser. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies any Purchaser may have under applicable U.S. federal or state securities laws.

         (j) Publicity. The Company and each Purchaser shall have the right to approve before issuance any press releases, SEC filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Purchasers, to make any press release or SEC filings with respect to such transactions as is required by applicable law and regulations (although the Purchasers shall be consulted by the Company in connection with any such press release and filing prior to its release and shall be provided with a copy thereof).

         (k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.


         (l) Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement and the other Transaction Documents. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party to this Agreement.

         (m) Equitable Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Purchaser by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder (including, but not limited to, its obligations pursuant to Section 5 hereof) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement (including, but not limited to, its obligations pursuant to Section 5 hereof), that each Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer of the Securities, without the necessity of showing economic loss and without any bond or other security being required.

         (n) Indemnification by Company. From and after the Closing, the Company shall hold harmless and indemnify each of the Purchasers from and against, and shall compensate and reimburse each of the Purchasers for, any damages (including reasonable attorneys fees) which are directly or indirectly suffered or incurred by any of the Purchasers or to which any of the Purchasers may otherwise become subject (regardless of whether or not such damages relate to any third-party claim) and which arise from or as a result of, or are directly or indirectly connected with any inaccuracy in or breach of any of the Company's representations, warranties or covenants set forth herein. In the event of the assertion or commencement by any person of any claim or legal proceeding with respect to which any Purchaser may have indemnification rights pursuant to this
Section 9(n), such Purchaser shall promptly notify the Company thereof in writing, but the failure to so notify the Company will not limit any Purchaser's rights to indemnification hereunder, except to the extent the Company demonstrates that the defense of such action is prejudiced by the failure to so give such notice.

         (o) Additional Acknowledgement. Each Purchaser acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement and the other Transaction Documents, that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other Purchaser, and that it is not acting in concert with any other Purchaser in making its purchase of securities hereunder. The Purchasers and, to its knowledge, the Company agree that the Purchasers have not taken any actions that would deem such Purchasers to be members of a "group" for purposes of Section 13(d) of the Exchange Act.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.


P-COM, INC.


By:      /s/ George Roberts
-----------------------------------
Name:    George Roberts
Title:   Chief Executive Officer

PURCHASER:

DMG LEGACY FUND LLC


By:      /s/ Andrew Wilder
----------------------------------
Name:    Andrew Wilder
Title:   Chief Financial Officer

Residence:        CONNECTICUT

Address: c/ DMG Advisors LLC
                  53 Forest Avenue, Suite 202
                  Old Greenwich, CT  06870
Telephone:        (203) 967-5700
Facsimile:        (203) 967-5701
Attention:        Andrew Wilder


PRINCIPAL NOTE AMOUNT ("PNA"):    $75,000
                                 ----------
SERIES A WARRANT SHARES:          125,000     [= 2,500,000 x PNA/1,500,000]
                                 ----------
SERIES B WARRANT SHARES:          175,000     [= 3,500,000 x PNA/1,500,000]
                                 ----------

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.


P-COM, INC.


By:      /s/ George Roberts
---------------------------------
Name:    George Roberts
Title:   Chief Executive Officer

PURCHASER:

DMG LEGACY INSTITUTIONAL FUND LLC


By:      /s/ Andrew Wilder
----------------------------------
Name:    Andrew Wilder
Title:   Chief Financial Officer

Residence:        CONNECTICUT

Address:          c/ DMG Advisors LLC
                  53 Forest Avenue, Suite 202
                  Old Greenwich, CT  06870
Telephone:        (203) 967-5700
Facsimile:        (203) 967-5701
Attention:        Andrew Wilder


PRINCIPAL NOTE AMOUNT ("PNA"):    $697,500
                                ----------
SERIES A WARRANT SHARES:         1,162,500     [= 2,500,000 x PNA/1,500,000]
                                ----------
SERIES B WARRANT SHARES:         1,627,500     [= 3,500,000 x PNA/1,500,000]
                                ----------

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.


P-COM, INC.


By:      /s/ George Roberts
-------------------------------
Name:    George Roberts
Title:   Chief Executive Officer

PURCHASER:

DMG LEGACY INTERNATIONAL LTD.


By:      /s/ Andrew Wilder
-------------------------------
Name:    Andrew Wilder
Title:   Chief Financial Officer

Residence:        CONNECTICUT

Address:          c/ DMG Advisors LLC
                  53 Forest Avenue, Suite 202
                  Old Greenwich, CT  06870
Telephone:        (203) 967-5700
Facsimile:        (203) 967-5701
Attention:        Andrew Wilder


PRINCIPAL NOTE AMOUNT ("PNA"):    $727,500
                                 -----------

SERIES A WARRANT SHARES:          1,212,500     [= 2,500,000 x PNA/1,500,000]
                                 -----------

SERIES B WARRANT SHARES:          1,697,500     [= 3,500,000 x PNA/1,500,000]
                                 -----------